UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2004

Color Kinetics Incorporated

(Exact name of registrant as specified in its charter)

Commission file number: 000-50798

Massachusetts (State or other jurisdiction of incorporation or organization)	04-3391805 (I.R.S. employer identification no.)

10 Milk Street, Suite 1100
Boston, Massachusetts 02108
(Address of principal executive offices, including zip code)

(617) 423-9999
(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
EX-99.1 PRESS RELEASE DATED 8-5-2004

Item 7. Financial Statements and Exhibits

(c) Exhibits

The exhibit listed below is being furnished with this Form 8-K.

Exhibit
Number	Description
99.1	Press Release dated August 5, 2004.

Item 12. Results of Operations and Financial Condition

On August 5, 2004, Color Kinetics Incorporated (the Company) announced via press release the Company’s financial results for the second quarter ended June 30, 2004. A copy of the Company’s press release is attached as Exhibit 99.1. This Form 8-K, the information contained herein, and the attached exhibit are furnished under Item 12 of Form 8-K and are furnished to, but not filed with, the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2004	Color Kinetics Incorporated

	By:	/s/ David K. Johnson

Chief Financial Officer